                                                                   EXHIBIT 10.44

                                 FIRST AMENDMENT
                                       TO
                             REIMBURSEMENT AGREEMENT



                  FIRST AMENDMENT, dated as of February 18, 1998 ("First Amendment"), by and between SWISS BANK CORPORATION, a banking corporation organized under the laws of Switzerland and whose principal office is located in Basel, Switzerland, acting through its Stamford Branch and HANOVER DIRECT, INC., a Delaware corporation having its principal place of business in Weehawken, New Jersey (the "Borrower"). Capitalized terms used but not defined herein have the meanings given to them in the Reimbursement Agreement referred to below.

                  WHEREAS, Swiss Bank Corporation, New York Branch and the Borrower were parties to that certain Reimbursement Agreement, dated as of December 18, 1996 (the "Reimbursement Agreement");

                  WHEREAS, Swiss Bank Corporation, New York Branch subsequently transferred all of its rights and obligations under the Reimbursement Agreement to Swiss Bank Corporation, Stamford Branch and Swiss Bank Corporation, Stamford Branch assumed all of the obligations of Swiss Bank Corporation, New York Branch under the Reimbursement Agreement;

                  WHEREAS, Swiss Bank Corporation, Stamford Branch (hereinafter referred to as the "Bank") and the Borrower wish to amend the Reimbursement Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  1. As of the date hereof, the Reimbursement Agreement is hereby amended as follows:

                  (a) All references throughout the Reimbursement Agreement to "Swiss Bank Corporation, New York Branch" are hereby amended to read "Swiss Bank Corporation, Stamford Branch."

                  (b) The reference to "New York Branch" located in the seventh and eighth lines of the preamble on page 1 of the Reimbursement Agreement is hereby amended to read "Stamford Branch."

                  (c) Section 1.01 of the Reimbursement Agreement is hereby amended by (i) adding the language ", or any substitute letter of credit that may be issued on substantially the same terms by the Bank as replacement therefor, as the same may be amended, supplemented, modified, extended or restated hereafter" prior to the semicolon at the end of the definition of "Hanover House LC", (ii) adding the language ", as the same may be amended, supplemented, modified, extended or restated hereafter" prior to the semicolon at the end of the definition of

"Hanover Series A Letter of Credit", (iii) adding the language ", as the same may be amended, supplemented, modified, extended or restated hereafter" prior to the semicolon at the end of the definition of "Hanover Series B Letter of Credit", (iv) deleting the language "Swiss Bank Corporation, New York Branch, 10 East 50th Street, New York, New York 10022" from the definition of "Principal Office" and substituting in its place the following language: "Swiss Bank Corporation, Stamford Branch, 677 Washington Boulevard, Stamford, Connecticut 06901-3793", and (v) adding the language ", as the same may be amended, supplemented, modified or restated hereafter" prior to the semicolon at the end of the definition of "Subordination Agreement."

                  (d) Section 2.03 of the Reimbursement Agreement is hereby amended by eliminating the word "and" after paragraph (e), substituting a semicolon for the period at the end of paragraph (f), adding the word "and" after the semicolon at the end of paragraph (f) and adding the following paragraph after paragraph (f):

                  (g) on or before the closing date of any extension to the scheduled Expiration Date of any Direct Pay Letter of Credit, all fees, expenses, disbursements, taxes and other charges described in Section 7.02 hereof as to which the Borrower shall have received invoices on or prior to such closing date, and such additional fees as may be agreed to by the Borrower and the Bank, to which fees no Participating Bank shall have any right, claim or interest. In the event that the scheduled Expiration Date of any Direct Pay Letter of Credit is extended pursuant to Section 2.07 hereof, the parties hereto acknowledge and agree that the Borrower shall be required to pay to the Bank all fees, charges, and expenses described in paragraphs (b) through (f) of this Section 2.03 as well as any amounts described in Section 7.02 hereof during any extension period.

                  (e) The first paragraph following new paragraph (g) in Section
2.03 of the Reimbursement Agreement is hereby amended by deleting the word "or" in the fourth line of the paragraph and substituting a comma in its place and by adding the language "or (g)" in the fifth line of said paragraph after the "(f)" and before the words "of this Section 2.03."

                  (f) Section 2.07 of the Reimbursement Agreement is hereby amended by (i) deleting the language "for an additional one-year period" at the end of the first sentence thereof and (ii) deleting the language "an additional one-year period" at the end of the tenth and the beginning of the eleventh lines thereof and substituting "such additional period as may be mutually agreed upon by the Bank and the Borrower" therefor.

                  (g) Section 9.02 of the Reimbursement Agreement is hereby amended by (i) adding the language "and directing the Trustee to accelerate payment of the Bonds pursuant to Section 8.02 of the Indenture" after the word "hereunder" in the fourth line of paragraph (b) thereof and (ii) deleting the words "principal or" in the last line of paragraph (b) thereof.

                  (h) Section 10.02 of the Reimbursement Agreement is hereby amended by deleting the address of the Bank set forth in paragraph (b) of
Section 10.02 and replacing it with the following language:

                           Swiss Bank Corporation
                           677 Washington Boulevard
                           Stamford, Connecticut 06901-3793
                           Attention: Joerg Rauthe
                           Telephone: (203) 719-3176
                           Telefacsimile: (203) 719-3180

                  2. It shall be a condition precedent to the effectiveness of this First Amendment that the Guarantor shall have provided the Bank with a guarantee of the Reimbursement Obligations of the Borrower during the term of the Direct Pay Letters of Credit, or shall have amended the Guaranty to extend its term to March 30, 1999, as applicable.

                  3. This First Amendment may be executed in counterparts, each of which, upon execution and delivery by the parties, shall be considered an original, and all of which, taken together, shall constitute one and the same instrument.

                  4. This First Amendment, and all of the obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

                  5. From and after the date hereof, all references to the Reimbursement Agreement contained in the Reimbursement Agreement, the Loan Documents, the Hanover Indemnity Agreement and any other documents or agreements referred to in any of them, as such documents may from time to time be amended, supplemented, modified or restated, shall be deemed to be references to the Reimbursement Agreement as amended hereby. Except as specifically amended hereby, the Reimbursement Agreement shall remain in full force and effect in accordance with its terms.

                  6. The provisions of this First Amendment are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this First Amendment in any jurisdiction.

                            [Signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

                                          SWISS BANK CORPORATION,
                                          Stamford Branch



                                          By:    /s/ Fran Martell
                                             -------------------------------
                                          Name:  Fran Martell
                                          Title: Associate Director Trade
                                                 Finance Services



                                          By:    /s/ David Kung
                                             -------------------------------
                                          Name:  /s/ David Kung
                                          Title: Associate Director Trade
                                                 Finance Services


                                          HANOVER DIRECT, INC.



                                          By:    /s/ Edward J. O'Brien
                                             -------------------------------
                                          Name:  Edward J. O'Brien
                                          Title: Senior Vice President